UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 – June 30, 2018

Item 1.  Reports to Stockholders.

ALL STAR®
FUNDS

Liberty All-Star® Growth Fund

Semi-Annual Report | June 30, 2018

ASG
LISTED
NYSE

Contents

1	President’s Letter

5	Table of Distributions and Rights Offerings

6	Top 20 Holdings and Economic Sectors

7	Major Stock Changes in the Quarter

8	Investment Managers/Portfolio Characteristics

9	Manager Interview

11	Schedule of Investments

17	Statement of Assets and Liabilities

18	Statement of Operations

19	Statements of Changes in Net Assets

20	Financial Highlights

22	Notes to Financial Statements

30	Additional Information

31	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

36	Description of Lipper Benchmark and Market Indices

Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of small, mid- and large cap growth stocks

●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

●	Access to institutional quality investment managers

●	Objective and ongoing manager evaluation

●	Active portfolio rebalancing

●	A quarterly fixed distribution policy

●	Actively managed, exchange-traded closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	July 2018

Pulled one way and then another in a tug of war between a strong domestic economy and fears over fallout from a global trade conflict, the equity market emerged from the battle with moderate gains in the second quarter. The S&P 500® Index returned 3.43 percent and the Dow Jones Industrial Average (DJIA) advanced 1.26 percent. Technology stocks were the period’s standout, powering the NASDAQ Composite Average to a strong return of 6.61 percent. The NASDAQ Composite rose for the eighth consecutive quarter and posted record highs in June.

The NASDAQ Composite’s results built on a 2.59 percent gain in the first quarter, leading to a first half return of 9.37 percent. The S&P 500® was mildly negative at a return of -0.76 percent for the first quarter but its positive performance in the second quarter left it with a first half advance of 2.66 percent. That was not the case for the DJIA, whose modest second quarter gain could not overcome its -1.96 percent first quarter return, leaving it with a -0.73 percent return for the first six months. The broad market Russell 3000® Growth Index returned 5.87 percent for the quarter. Among key market capitalization indices, the Russell 1000® Growth Index (large cap) returned 5.76 percent while the Russell Midcap® Growth Index returned 3.16 percent. Small cap stocks, as represented by the Russell 2000® Growth Index, enjoyed a strong quarter, returning 7.23 percent.

Employment data were strong throughout the quarter. The March jobs report was below expectations, but after that the data for April, May and June were all strong. In May, the unemployment rate fell to 3.8 percent, the lowest since April 2000. Wages, however, showed muted gains. The Commerce Department reported that the U.S. economy grew moderately in the first quarter—2.3 percent, later adjusted downward to 2.0 percent—as robust business investment helped offset weak consumer spending. Consumers kept an eye on gas prices, which continued to rise during the quarter, with U.S. crude hitting its highest price since 2014 in late June. Data indicated that economic activity in the industrial sector continued its long-term upward trend, but investors shunned industrial stocks over trade war concerns. As expected, in June the Federal Reserve raised the federal funds rate by another 0.25 percent to a range of 1.75 to 2.00 percent and issued a hawkish statement saying it may pick up the pace of rate increases if unemployment continues to fall and inflation rises.

Behind periodic sell-offs over the quarter—as well as reversals in the DJIA that stretched for up to eight trading days at a time—was the headline story of the quarter: fears of an escalating global trade war. The Trump administration imposed steel and aluminum tariffs on the European Union, Mexico and Canada, all of which retaliated with tariffs of their own. The U.S. also announced tariffs on $34 billion of Chinese imports to the U.S. The Chinese shot back, saying the U.S. had started “the biggest trade war in history” and retaliated with tariffs on $34 billion of U.S. goods. Additional U.S. tariffs on more than $500 billion of imported Chinese goods were in play as the quarter ended. Technology stocks, which powered the NASDAQ Composite to its strong quarter, are subject to the forces shaping global trade, but were viewed by investors as having growth characteristics strong enough to buffer them from the most consequential impacts of tariffs, should they fully materialize.

Semi-Annual Report (Unaudited) | June 30, 2018	1

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Liberty All-Star® Growth Fund

Liberty All-Star® Growth Fund outperformed its primary benchmark as well as key market indices for the second quarter. For the period, the Fund returned 6.57 percent with shares valued at net asset value (NAV) with dividends reinvested and 11.67 percent with shares valued at market price with dividends reinvested. The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, returned 4.96 percent for the quarter. The Fund’s performance for the quarter ranked it in the top 20 percent of peer funds in the Lipper Multi-Cap Growth universe.

Fund performance was also strong for the first half, as the Fund returned 8.61 percent with shares valued at NAV with dividends reinvested and 24.30 percent with shares valued at market price with dividends reinvested. The Lipper Multi-Cap Growth Mutual Fund Average returned 7.91 percent for the period. The Fund’s performance for the first half ranked it in the 35th percentile of peer funds in the Lipper Multi-Cap Growth universe.

The discount at which Fund shares traded relative to their underlying NAV during the quarter was replaced by a premium to NAV of 0.5 percent to 15.0 percent. The only time the Fund traded at a discount to NAV this year was during the first half of January.

Turning to Fund news, the Board of Directors has authorized a rights offering enabling shareholders to purchase one additional share of the Fund for every three shares held, with the right to subscribe for additional shares not subscribed by others. The subscription price per share will be 95 percent of the reported NAV or market price per share, whichever is lower as of the expiration date. If over-subscription requests exceed the number of shares available in the offering, the Fund may elect to issue up to an additional 25 percent of shares above those offered in the primary subscription. Details of the offering are contained in the prospectus, which is subject to the effectiveness of the Fund’s registration statement which has been filed with the Securities and Exchange Commission.

In further Fund news, as mentioned in last quarter’s report, there was a Special Meeting of Shareholders on May 31 to approve new fund management and portfolio management agreements with ALPS Advisors and each of the current portfolio managers, respectively. This was required as a result of the acquisition of ALPS Advisors’ parent company, DST Systems, Inc., by SS&C Technologies Holdings, Inc. Each of the proposals was overwhelmingly approved, and we thank shareholders for their support. Details about the vote may be found in the Additional Information section in this report.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.11 to shareholders during the quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $13.66 per share. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

We invite shareholders to read the interview with George Fraise, Founding Principal of Sustainable Growth Advisers, which appears in this report. Sustainable is the Fund’s large-cap growth manager. We are gratified by the Fund’s performance in the second quarter and throughout the first half of 2018 as well as the Fund’s 28th percentile ranking in the Lipper Multi-Cap Growth universe for the past three years. We believe this serves to confirm the validity of the Fund’s multi-manager structure, focus on long-term investment objectives and dedication to putting shareholder interests first and foremost. Looking ahead, much remains unresolved—principally, the potential economic fallout if global trade tensions escalate. As the ultimate outcome cannot be anticipated, we will continue our commitment to superior Fund management.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2018 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Semi-Annual Report (Unaudited) | June 30, 2018	3

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Fund Statistics (Periods ended June 30, 2018)
Net Asset Value (NAV)	$5.92
Market Price	$6.62
Premium	11.8%

	Quarter	Year-to-Date
Distributions*	$0.11	$0.23
Market Price Trading Range	$5.72 to $6.79	$5.50 to $6.79
Premium/(Discount) Range	0.5% to 15.0%	-3.6% to 15.0%
Performance (Periods ended June 30, 2018)
Shares Valued at NAV with Dividends Reinvested	6.57%	8.61%
Shares Valued at Market Price with Dividends Reinvested	11.67%	24.30%
Dow Jones Industrial Average	1.26%	-0.73%
Lipper Multi-Cap Growth Mutual Fund Average	4.96%	7.91%
NASDAQ Composite Index	6.61%	9.37%
Russell Growth Benchmark	5.66%	7.64%
S&P 500® Index	3.43%	2.66%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2018 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2018.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 36.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings
(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018
1st Quarter	0.12
2nd Quarter	0.11
Total	$13.66

1	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

2	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

3	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2018 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Semi-Annual Report (Unaudited) | June 30, 2018	5

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors
June 30, 2018 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Wayfair, Inc.	2.22%
FirstService Corp.	2.00
Chegg, Inc.	2.00
XPO Logistics, Inc.	1.84
Insulet Corp.	1.74
Paylocity Holding Corp.	1.55
Ebix, Inc.	1.41
Everbridge, Inc.	1.36
UnitedHealth Group, Inc.	1.36
Equinix, Inc.	1.36
Stamps.com, Inc.	1.35
FleetCor Technologies, Inc.	1.32
Alphabet, Inc., Class C	1.31
Visa, Inc., Class A	1.30
Schlumberger Ltd.	1.29
NIKE, Inc., Class B	1.23
Yum! Brands, Inc.	1.23
Autodesk, Inc.	1.23
Ecolab, Inc.	1.23
The Trade Desk, Inc., Class A	1.20
29.53%

Economic Sectors*	Percent of Net Assets
Information Technology	32.24%
Consumer Discretionary	21.69
Health Care	15.73
Industrials	11.79
Consumer Staples	3.96
Financials	3.90
Real Estate	3.36
Materials	3.36
Energy	1.67
Other Net Assets	2.30
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter
(Unaudited)

The following are the major ($600,000) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2018.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/18

Purchases
The Estee Lauder Cos., Inc., Class A	7,770	7,770
Jazz Pharmaceuticals PLC	6,500	6,500
Littelfuse, Inc.	6,000	6,000
Microsoft Corp.	16,012	16,012
Qualys, Inc.	13,183	13,183
SPS Commerce, Inc.	11,642	13,521
Xylem, Inc.	15,000	15,000

Sales
Cambrex Corp.	(20,000)	0
Facebook, Inc.	(6,177)	0
Masco Corp.	(31,000)	0
RPC, Inc.	(50,000)	0
Stamps.com, Inc.	(3,001)	8,650
WABCO Holdings, Inc.	(9,500)	0

Semi-Annual Report (Unaudited) | June 30, 2018	7

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics
(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 36 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of June 30, 2018 (Unaudited)

	Market Capitalization Spectrum
	RUSSELL GROWTH						Small Large
	SMALLCAP INDEX		MIDCAP INDEX		LARGECAP INDEX		WEATHERBIE		CONGRESS		SUSTAINABLE		TOTAL FUND
Number of Holdings	1,224		415		542		50		40		30		120	*
Weighted Average Market Capitalization (billions)	$2.5		$15.5		$275.1		$4.4		$9.7		$158.3		$56.0
Average Five-Year Earnings Per Share Growth	12%		12%		12%		16%		16%		13%		15%
Average Five-Year Sales Per Share Growth	10%		12%		12%		16%		11%		10%		12%
Price/Earnings Ratio**	25	x	27	x	29	x	38	x	28	x	29	x	31	x
Price/Book Value Ratio	4.6	x	6.7	x	7.5	x	6.4	x	4.8	x	7.2	x	6.0	x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

George Fraise Founding Principal Sustainable Growth Advisers, LP

AT SUSTAINABLE, THE ‘BIG 3’ ARE QUALITY, GROWTH AND FREE CASH FLOW

Sustainable Growth Advisers (SGA) focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above-average earnings and cash flow growth over the long term. We recently had the opportunity to talk with Founding Principal George Fraise. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

It has been three years since we have done a one-on-one interview for the Liberty All-Star Growth Fund, so perhaps we could start with a refresh on Sustainable’s style and strategy as a growth investment manager, with an emphasis on those things that are unique to Sustainable.

“We build concentrated portfolios of not more than 30 stocks based completely on the opportunity our research indicates.”

SGA invests in high quality businesses with superior pricing power, attractive sustainable revenue streams, long runways of growth, high cash flow generation and management teams that have a track record of effectively executing shareholder friendly business plans. Two analysts research every stock in our portfolios and we believe cash flow focused valuation analysis, via our proprietary enterprise yield and discounted cash flow calculations, is critical to successful growth investing. It only comes into play, however, after we have confirmed that candidates meet our quality and growth standards. When we evaluate stocks, we take a long-term perspective, which we define as three to five years. This allows us to leverage our longer-term view to take advantage of the emotions and trading of shorter-term focused investors, often allowing us to buy the stocks at more attractive prices. Finally, we build concentrated portfolios of not more than 30 stocks based completely on the opportunity our research indicates, without regard to the composition of an index benchmark. Limiting the number of stocks forces us to always be considering which holdings we would be willing to sell in order to purchase a new one.

Semi-Annual Report (Unaudited) | June 30, 2018	9

Liberty All-Star® Growth Fund	Manager Interview

(Unaudited)

Sustainable selects stocks and builds portfolios from the bottom up. Yet recently, macro factors have been having a major impact on stock market performance. The primary recent example is trade tensions and the threat of tariffs that could negatively impact some U.S. companies. Do macro factors, such as this, ever enter into your decision-making process and if so, how?

“Recent escalations in trade tensions have led us to increase the discount rate we use in our valuation work for some companies, thus reflecting the higher risk they face.”

While our stock selection process is bottom-up, our research needs to be all-encompassing in terms of understanding the market forces influencing the industries and businesses we participate in. As part of our research process, we build proprietary models for each candidate company and update them on an ongoing basis as long as the stocks remain on our Qualified Company List, or QCL, which is the select pool of stocks that have been approved by our investment committee as meeting our quality and growth criteria. Periodically, we will make adjustments to inputs in the models based on our analysis of macro trends, such as currency movements, trade issues, industry evolution and so forth. Recent escalations in trade tensions have led us to increase the discount rate we use in our valuation work for some companies, thus reflecting the higher risk they face. We have also reviewed the businesses on our QCL and adjusted our sales forecasts for some of the businesses where we see the potential for a larger impact. We will continue to evaluate the risks involved and make adjustments accordingly. As we compare and contrast different candidates for inclusion in the portfolio, each has been through the same process where we have adjusted inputs into the various models based on our analysis of macro-oriented factors. Once it comes to constructing portfolios, we are focused on the investment opportunity each candidate business offers given its business quality, long-term forecasted growth and cash flow based valuation compared to other stocks in the portfolio and on our QCL.

Please tell us about a long-term holding in the portion of the Liberty All-Star Growth Fund portfolio that you manage that exemplifies the Sustainable style and strategy, and why. Please do the same for a recent addition to the portfolio.

Visa has been held in the Liberty All-Star Growth Fund portfolio at SGA since we began as a manager for the Fund. Visa is a global payments technology company that engenders each of the key criteria we seek in a business. Given its market leadership, brand equity and superior processing capabilities, Visa is able to consistently raise the rate it charges customers. Its scale advantage and huge operating leverage enable it to be very competitive with its pricing but still be more profitable than its competitors. With over 3 billion debit and credit cards in circulation, hundreds of millions of transactions processed daily—and a significant part of the transactions processed tied to every day expenses such as food and gas—the company has a strong recurring revenue stream. As we continue to see a powerful global shift from cash and checks to plastic and electronic forms of payment, along with rising affluence in the emerging markets, our research shows attractive sustainable growth for Visa given that the company generates over 40 percent of its revenues from more quickly growing international markets.

YUM! Brands entered the portfolio in Q4 2017. It is one of the world’s largest restaurant companies with over 45,000 restaurants in 135 countries, and operates the Kentucky Fried Chicken (KFC), Pizza Hut and Taco Bell brands, each of which is the leader in its respective category. The company’s operating excellence and strong franchise partners lead to superior service at its stores while the company’s “asset-lite” franchisor model significantly reduces its operating leverage volatility. With highly affordable price points, ongoing menu innovation, customer loyalty programs, good locations and geographic and brand diversity, the company enjoys highly recurring revenue streams that are not materially affected by macroeconomic fluctuations. Our research indicates an attractive opportunity for the company to triple its store base over time, generating significant new revenue and earnings growth due to the business’ compelling new unit economics and strong remaining penetration opportunities across the emerging markets.

Many thanks for an informative and interesting interview.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.70%)
CONSUMER DISCRETIONARY (21.69%)
Auto Components (0.56%)
LCI Industries	10,000	$901,500

Distributors (0.93%)
Pool Corp.	10,000	1,515,000

Diversified Consumer Services (2.00%)
Chegg, Inc.(a)	116,910	3,248,929

Hotels, Restaurants & Leisure (4.34%)
Chuy’s Holdings, Inc.(a)	3,904	119,853
Hyatt Hotels Corp., Class A	14,000	1,080,100
Planet Fitness, Inc., Class A(a)	26,783	1,176,845
Starbucks Corp.	27,866	1,361,254
Texas Roadhouse, Inc.	20,000	1,310,200
Yum! Brands, Inc.	25,634	2,005,091
		7,053,343
Internet & Direct Marketing Retail (4.30%)
Amazon.com, Inc.(a)	1,103	1,874,880
Booking Holdings, Inc.(a)	744	1,508,155
Wayfair, Inc., Class A(a)(b)	30,390	3,609,116
		6,992,151
Media (1.14%)
The Walt Disney Co.	17,738	1,859,120

Multiline Retail (0.93%)
Ollie’s Bargain Outlet Holdings, Inc.(a)	20,904	1,515,540

Specialty Retail (3.65%)
Burlington Stores, Inc.(a)	9,000	1,354,770
Lowe’s Companies, Inc.	15,715	1,501,883
The TJX Companies, Inc.	17,023	1,620,249
Ulta Beauty, Inc.(a)	6,192	1,445,584
		5,922,486
Textiles, Apparel & Luxury Goods (3.84%)
Canada Goose Holdings, Inc.(a)(b)	21,764	1,280,812
Carter’s, Inc.	12,000	1,300,680
NIKE, Inc., Class B	25,174	2,005,864
PVH Corp.	11,000	1,646,920
		6,234,276

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2018	11

Liberty All-Star® Growth Fund	Schedule of Investments

June 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (3.96%)
Food Products (2.63%)
Lamb Weston Holdings, Inc.	20,000	$1,370,200
McCormick & Co., Inc.	12,500	1,451,125
Mondelez International, Inc., Class A	35,346	1,449,186
		4,270,511
Household Products (0.65%)
Church & Dwight Co., Inc.	20,000	1,063,200

Personal Products (0.68%)
The Estee Lauder Cos., Inc., Class A	7,770	1,108,701

ENERGY (1.67%)
Energy Equipment & Services (1.67%)
Schlumberger Ltd.	31,180	2,089,996
Solaris Oilfield Infrastructure, Inc., Class A(a)(b)	43,490	621,472
		2,711,468
FINANCIALS (3.90%)
Banks (2.27%)
First Republic Bank	10,000	967,900
Independent Bank Group, Inc.	23,378	1,561,650
Signature Bank(a)	9,121	1,166,394
		3,695,944
Capital Markets (1.04%)
Raymond James Financial, Inc.	15,000	1,340,250
Virtus Investment Partners, Inc.	2,706	346,233
		1,686,483
Thrifts & Mortgage Finance (0.59%)
BofI Holding, Inc.(a)(b)	23,239	950,707

HEALTH CARE (15.73%)
Biotechnology (3.90%)
ACADIA Pharmaceuticals, Inc.(a)	39,930	609,731
Acorda Therapeutics, Inc.(a)	14,251	409,004
Portola Pharmaceuticals, Inc.(a)(b)	44,719	1,689,037
Puma Biotechnology, Inc.(a)(b)	16,957	1,003,006
Regeneron Pharmaceuticals, Inc.(a)	5,308	1,831,207
Ultragenyx Pharmaceutical, Inc.(a)(b)	10,330	794,067
		6,336,052
Health Care Equipment & Supplies (5.37%)
Becton Dickinson & Co.	7,033	1,684,826
The Cooper Cos., Inc.	6,000	1,412,700
Glaukos Corp.(a)(b)	3,321	134,965

See Notes to Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Insulet Corp.(a)	33,047	$2,832,128
ResMed, Inc.	13,000	1,346,540
STERIS PLC	12,500	1,312,625
		8,723,784
Health Care Providers & Services (2.92%)
Diplomat Pharmacy, Inc.(a)	28,594	730,863
Henry Schein, Inc.(a)	13,000	944,320
PetIQ, Inc.(a)(b)	15,249	409,588
UnitedHealth Group, Inc.	9,022	2,213,457
US Physical Therapy, Inc.	4,600	441,600
		4,739,828
Health Care Technology (0.37%)
Cotiviti Holdings, Inc.(a)	13,539	597,476

Life Sciences Tools & Services (1.50%)
Charles River Laboratories International, Inc.(a)	11,500	1,290,990
Mettler-Toledo International, Inc.(a)	2,000	1,157,260
		2,448,250
Pharmaceuticals (1.67%)
Jazz Pharmaceuticals PLC(a)	6,500	1,119,950
Novo Nordisk AS(c)	34,749	1,602,624
		2,722,574
INDUSTRIALS (11.79%)
Aerospace & Defense (1.40%)
HEICO Corp.(b)	24,604	1,794,352
Kratos Defense & Security Solutions, Inc.(a)	42,094	484,502
		2,278,854
Air Freight & Logistics (1.84%)
XPO Logistics, Inc.(a)	29,863	2,991,675

Building Products (1.02%)
Allegion PLC	3,212	248,480
Lennox International, Inc.	7,000	1,401,050
		1,649,530
Commercial Services & Supplies (1.67%)
Cintas Corp.	7,000	1,295,490
Copart, Inc.(a)	25,000	1,414,000
		2,709,490
Machinery (2.77%)
Barnes Group, Inc.	18,998	1,118,982
The Middleby Corp.(a)	10,827	1,130,556
Proto Labs, Inc.(a)	1,660	197,457

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2018	13

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Machinery (continued)
Snap-on, Inc.	6,500	$1,044,680
Xylem, Inc.	15,000	1,010,700
		4,502,375
Professional Services (0.73%)
WageWorks, Inc.(a)	23,703	1,185,150

Road & Rail (1.39%)
J.B. Hunt Transport Services, Inc.	8,846	1,075,231
Old Dominion Freight Line, Inc.	8,000	1,191,680
		2,266,911
Trading Companies & Distributors (0.97%)
H&E Equipment Services, Inc.	10,204	383,773
SiteOne Landscape Supply, Inc.(a)	14,187	1,191,282
		1,575,055
INFORMATION TECHNOLOGY (32.24%)
Electronic Equipment, Instruments & Components (2.29%)
Cognex Corp.	20,000	892,200
IPG Photonics Corp.(a)	5,000	1,103,150
Littelfuse, Inc.	6,000	1,369,080
nLight, Inc.(a)	6,363	210,361
Novanta, Inc.(a)	2,309	143,850
		3,718,641
Internet Software & Services (5.85%)
2U, Inc.(a)	9,381	783,876
Alphabet, Inc., Class C(a)	1,901	2,120,851
GTT Communications, Inc.(a)(b)	32,786	1,475,370
SPS Commerce, Inc.(a)	13,521	993,523
Stamps.com, Inc.(a)	8,650	2,188,883
The Trade Desk, Inc., Class A(a)(b)	20,734	1,944,849
		9,507,352
IT Services (7.04%)
Alliance Data Systems Corp.	6,817	1,589,724
Automatic Data Processing, Inc.	11,950	1,602,973
EPAM Systems, Inc.(a)	12,273	1,525,902
FleetCor Technologies, Inc.(a)	10,198	2,148,209
Genpact Ltd.	40,000	1,157,200
Jack Henry & Associates, Inc.	10,000	1,303,600
Visa, Inc., Class A	15,973	2,115,624
		11,443,232
Semiconductors & Semiconductor Equipment (1.51%)
Impinj, Inc.(a)(b)	10,535	232,929
MKS Instruments, Inc.	10,000	957,000

See Notes to Financial Statements.
14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Monolithic Power Systems, Inc.	9,500	$1,269,865
		2,459,794
Software (15.55%)
Altair Engineering, Inc., Class A(a)	12,132	414,672
Autodesk, Inc.(a)	15,280	2,003,055
Avalara, Inc.(a)(b)	6,486	346,158
Ebix, Inc.(b)	29,961	2,284,526
Everbridge, Inc.(a)	46,762	2,217,454
Globant SA(a)	21,063	1,196,168
HubSpot, Inc.(a)	8,882	1,113,803
Microsoft Corp.	16,012	1,578,943
Paycom Software, Inc.(a)(b)	11,000	1,087,130
Paylocity Holding Corp.(a)	42,729	2,515,029
Qualys, Inc.(a)	13,183	1,111,327
RealPage, Inc.(a)	4,759	262,221
Red Hat, Inc.(a)	13,342	1,792,764
Salesforce.com, Inc.(a)	11,647	1,588,651
SAP SE(c)	13,558	1,568,118
SS&C Technologies Holdings, Inc.	30,000	1,557,000
Synopsys, Inc.(a)	15,000	1,283,550
The Ultimate Software Group, Inc.(a)	5,209	1,340,328
		25,260,897
MATERIALS (3.36%)
Chemicals (2.52%)
Ecolab, Inc.	14,270	2,002,509
International Flavors & Fragrances, Inc.	8,500	1,053,660
Praxair, Inc.	6,515	1,030,347
		4,086,516
Construction Materials (0.15%)
US Concrete, Inc.(a)(b)	4,684	245,910

Containers & Packaging (0.69%)
Avery Dennison Corp.	11,000	1,123,100

REAL ESTATE (3.36%)
Equity Real Estate Investment (1.36%)
Equinix, Inc.	5,135	2,207,485

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2018	15

Liberty All-Star® Growth Fund	Schedule of Investments
June 30, 2018 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Real Estate Management & Development (2.00%)
FirstService Corp.	42,736	$3,249,646

TOTAL COMMON STOCKS
(COST OF $105,614,047)		158,758,936

SHORT TERM INVESTMENTS (3.23%)
MONEY MARKET FUND (2.38%)
State Street Institutional U.S. Government Money Market Fund, 1.794%(d)
(COST OF $3,864,921)	3,864,921	3,864,921

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.85%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.90%
(COST OF $1,375,168)	1,375,168	1,375,168

TOTAL SHORT TERM INVESTMENTS
(COST OF $5,240,089)		5,240,089

TOTAL INVESTMENTS (100.93%)
(COST OF $110,854,136)		163,999,025

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.93%)		(1,503,090)

NET ASSETS (100.00%)		$162,495,935

NET ASSET VALUE PER SHARE
(27,441,940 SHARES OUTSTANDING)		$5.92

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $17,860,512.

(c)	American Depositary Receipt.

(d)	Rate reflects seven-day effective yield on June 30, 2018.

See Notes to Financial Statements.
16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities
June 30, 2018 (Unaudited)

ASSETS:
Investments at market value (Cost $110,854,136)	$163,999,025
Receivable for investment securities sold	153,557
Dividends and interest receivable	79,026
Tax reclaim receivable	13,320
Prepaid and other assets	16,729
TOTAL ASSETS	164,261,657

LIABILITIES:
Payable for investments purchased	142,101
Investment advisory fee payable	108,266
Payable for administration, pricing and bookkeeping fees	77,519
Payable for collateral upon return of securities loaned	1,375,168
Accrued expenses	62,668
TOTAL LIABILITIES	1,765,722
NET ASSETS	$162,495,935

NET ASSETS REPRESENTED BY:
Paid-in capital	$101,759,034
Distributions in excess of net investment income	(6,627,455)
Accumulated net realized gain on investments	14,219,467
Net unrealized appreciation on investments	53,144,889
NET ASSETS	$162,495,935

Shares of common stock outstanding (authorized 60,000,000 shares at $0.10 Par)	27,441,940
NET ASSET VALUE PER SHARE	$5.92

See Notes to Financial Statements.
Semi-Annual Report (Unaudited) | June 30, 2018	17

Liberty All-Star® Growth Fund	Statement of Operations
For the Six Months Ended June 30, 2018 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $10,737)	$544,106
Securities lending income	64,038
TOTAL INVESTMENT INCOME	608,144

EXPENSES:
Investment advisory fee	624,704
Administration fee	156,176
Pricing and bookkeeping fees	43,882
Audit fee	15,074
Custodian fee	17,388
Directors’ fees and expenses	33,475
Insurance expense	3,053
Legal fees	20,108
NYSE fee	12,945
Shareholder communication expenses	15,274
Transfer agent fees	32,143
Miscellaneous expenses	11,453
TOTAL EXPENSES	985,675
NET INVESTMENT LOSS	(377,531)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	8,259,176
Net change in unrealized appreciation on investments	5,167,718
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	13,426,894
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,049,363

See Notes to Financial Statements.
18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2018 (Unaudited)	For the Year Ended December 31, 2017
FROM OPERATIONS:
Net investment loss	$(377,531)	$(644,022)
Net realized gain on investments	8,259,176	10,533,123
Net change in unrealized appreciation on investments	5,167,718	24,798,210
Net Increase in Net Assets From Operations	13,049,363	34,687,311

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,252,524)	—
From net realized gains on investments	—	(11,182,907)
Total Distributions	(6,252,524)	(11,182,907)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	1,981,852	3,746,109
Net Increase in Net Assets	8,778,691	27,250,513

NET ASSETS:
Beginning of period	153,717,244	126,466,731
End of period (Includes undistributed/(overdistributed) net investment income of $(6,627,455) and $2,600, respectively)	$162,495,935	$153,717,244

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2018	19

Liberty All-Star® Growth Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Total Distributions
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(b)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements.

20	www.all-starfunds.com

Financial Highlights

For the Six
Months Ended
June 30, 2018		For the Year Ended December 31,
(Unaudited)		2017	2016	2015	2014	2013

$5.67		$4.80	$4.99	$5.69	$5.91	$4.54

(0.01)		(0.02)	(0.02)	(0.03)	(0.04)	(0.04)
0.49		1.31	0.19	0.10	0.15	1.72
0.48		1.29	0.17	0.07	0.11	1.68

(0.23)		—	—	—	—	—
—		(0.42)	(0.36)	(0.77)	(0.33)	(0.31)
(0.23)		(0.42)	(0.36)	(0.77)	(0.33)	(0.31)
$5.92		$5.67	$4.80	$4.99	$5.69	$5.91
$6.62		$5.54	$4.18	$4.58	$5.16	$5.62

8.6	%(c)	28.6%	4.8%	3.9%	2.4%	39.0%
24.3	%(c)	44.3%	(0.6%)	5.1%	(2.3%)	47.8%

$162		$154	$126	$124	$138	$140
1.26	%(d)	1.26%	1.35%	1.30%	1.34%	1.34%
(0.48	%)(d)	(0.46%)	(0.34%)	(0.45%)	(0.77%)	(0.73%)
21	%(c)	40%	100%	58%	63%	45%

Semi-Annual Report (Unaudited) | June 30, 2018	21

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”) , which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Directors (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of June 30, 2018, the Fund held no securities that were fair valued.

22	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the Borrower or an affiliate of the Borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Semi-Annual Report (Unaudited) | June 30, 2018	23

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of June 30, 2018:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$17,860,512	$1,375,168	$16,653,431	$18,028,599

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2018:

	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$1,375,168	$—	$—	$—	$1,375,168
Total Borrowings					$1,375,168
Gross amount of recognized liabilities for securities lending (collateral received)					$1,375,168

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 -	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2018:

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$158,758,936	$—	$—	$158,758,936
Short Term Investments	$5,240,089	$—	$—	$5,240,089
Total	$163,999,025	$—	$—	$163,999,025

* See Schedule of Investments for industry classifications.

The Fund recognizes transfers between the levels as of the end of the period. For the six months ended June 30, 2018, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Semi-Annual Report (Unaudited) | June 30, 2018	25

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non- taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of June 30, 2018.

The tax character of distributions paid during the year ended December 31, 2017, were as follows:

Distributions Paid From:	12/31/2017
Ordinary Income	$2,690,649
Long-term capital gains	8,492,258
Total	$11,182,907

As of June 30, 2018, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$111,342,330	$55,661,181	$(3,004,486)	$52,656,695

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

As of and during the six months ended June 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Investment Advisory Fees for the six months ended June 30, 2018 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2018 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Semi-Annual Report (Unaudited) | June 30, 2018	27

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2018, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $33,002,568 and $37,870,216, respectively.

Investment

The Fund has an investment in SS&C Technologies Holdings, Inc., the parent company of AAI, representing 0.96% of net assets as of June 30, 2018.

NOTE 6. CAPITAL TRANSACTIONS

During the six months ended June 30, 2018 and year ended December 31, 2017, distributions in the amounts of $1,981,852 and $3,746,109, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 342,995 and 762,439 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

28	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

June 30, 2018 (Unaudited)

NOTE 8. DIRECTORS FEES

As of June 30, 2018, there were seven Directors, six of whom are not “interested persons” of the Fund within the meaning of that term under the 1940 Act (each, an “Independent Director”). The Independent Chairman of the Board receives a quarterly retainer of $8,250; the Independent Audit Committee Chairman receives a quarterly retainer of $5,750; the Nominating and Governance Committee (“Nominating Committee”) Chairman receives a quarterly retainer of $5,000; and all other Independent Directors receive a quarterly retainer of $4,500. Each Independent Director also receives a meeting fee of $4,500 for attendance in person at a regular scheduled meeting or a special meeting; $4,500 for attendance by telephone at a regular meeting; and $1,000 for attendance by telephone for a special meeting. Each Audit Committee member receives $4,500 for attendance at an in person Audit Committee meeting and $1,000 for attendance at a telephonic Audit Committee meeting. Each Nominating Committee member receives $1,000 for attendance at an in person or telephonic Nominating Committee meeting. If an Audit Committee or Nominating Committee meeting is held in conjunction with a regular or special board meeting, the Directors are only compensated for the regular or special board meeting. Independent Directors are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Directors’ fees are allocated between the Fund and the Liberty All-Star® Equity Fund. One-third of the Directors’ fees are equally shared and the remaining two-thirds are allocated based on each Fund’s proportionate share of total net assets. Directors’ fees and expenses accrued by the Fund for the six months ended June 30, 2018 are reported on the Statement of Operations.

NOTE 9. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

NOTE 10. SUBSEQUENT EVENT

On July 19, 2018, the Board of Directors of the Fund authorized and set the terms of an offering to the Fund’s shareholders of rights to purchase additional shares of the Fund. Shareholders on a record date to be established by the Fund’s Board would be issued non-transferable rights entitling them to subscribe for one additional share for every three shares held (the “Primary Subscription”), with the right to subscribe for additional shares not subscribed for by others in the Primary Subscription. The Fund anticipates that the offering will commence in September 2018 and will continue for approximately 30 days. The rights offering is subject to the effectiveness of the Fund’s registration statement filed with the U.S. Securities and Exchange Commission.

Semi-Annual Report (Unaudited) | June 30, 2018	29

Liberty All-Star® Growth Fund	Additional Information

(Unaudited)

SHAREHOLDER MEETING RESULTS

On May 31, 2018, a Special Meeting of the Shareholders of the Fund was held to approve a new investment advisory and portfolio management agreements. On March 2, 2018, the record date for the meeting, the Fund had outstanding 27,098,945 shares of common stock. The votes cast at the meeting were as follows:

Proposal 1 – To approve a new fund management agreement between the Fund and ALPS Advisors:

For	Against/Withheld	Abstain
15,248,674.879	275,503.644	341,114.216

Proposal 2a – To approve a new portfolio management agreement among the Fund, ALPS Advisors and Congress Asset Management Company, LLP:

For	Against/Withheld	Abstain
15,244,122.763	285,365.723	335,804.253

Proposal 2b – To approve a new portfolio management agreement among the Fund, ALPS Advisors and Weatherbie Capital, LLC:

For	Against/Withheld	Abstain
15,234,084.982	271,511.420	359,696.337

Proposal 2c – To approve a new portfolio management agreement among the Fund, ALPS Advisors and Sustainable Growth Advisers, LP:

For	Against/Withheld	Abstain
15,238,746.080	286,966.322	339,580.337

Proposal 3 – To approve a new portfolio management agreement among the Fund, ALPS Advisors and Sustainable Growth Advisers, LP:

For	Against/Withheld	Abstain
15,231,434.959	291,921.515	341,936.265

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

The Investment Company Act of 1940 requires that the Board of Directors (“Board”) of the Liberty All-Star Growth Fund, Inc. (“Fund”), including all of the Directors who are not “interested persons” of the Fund (“Independent Directors”), consider on an initial basis and annually thereafter, at an in- person meeting called for such purpose, whether to approve the Fund’s investment advisory and portfolio management agreements. The 1940 act also requires approval of such agreements in the event of any change of control. Approval of new investment advisory and portfolio management agreements were required as a result of transactions whereby DST Systems, Inc. (“DST”) became a wholly owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”) and Sustainable Growth Advisers, LP (“Sustainable”) entered into a partnership with Virtus Investment Partners (“Virtus”).

The Fund’s Board met in person on March 22, 2018 to evaluate, among other things: (1) the proposed transaction whereby DST will become a wholly owned subsidiary of SS&C. (The “Transaction”); (2) the transaction whereby Sustainable will enter into a partnership with Virtus (the ‘Sustainable Transaction”); (3) ALPS Advisors, Inc.; and, (4) the Portfolio Managers. The Board also met to determine whether approving the New Fund Management Agreement with ALPS Advisors, the New Portfolio Management Agreements and the New Agreement with Sustainable was in the best interests of the Fund’s Shareholders.

In consideration of the approval of the New Fund Management Agreement, New Portfolio Management Agreements and New Sustainable Agreement, the Board and its counsel reviewed materials furnished by ALPS Advisors, DST, SS&C and the Portfolio Managers, and communicated with senior representatives of ALPS Advisors, DST and the Portfolio Managers regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and considered its possible effects on the Fund and the Shareholders. In this regard, the Board Members spoke with representatives of ALPS Advisors and DST during the Board meeting and in private sessions to discuss the anticipated effects of the Transaction. The Board also reviewed the terms of the Sustainable Transaction and considered its possible effects on the Fund and the Shareholders. In this regard, the Board Members spoke with representatives of ALPS Advisors and Sustainable during the Board meeting and in private sessions to discuss the anticipated effects of the Sustainable Transaction.

During these meetings, the representatives of ALPS Advisors and DST indicated their belief, based on discussions with DST and SS&C (and with respect to (iii) the Portfolio Managers), that the Transaction would not adversely affect (i) the continued operation of the Fund; (ii) the capabilities of the senior investment advisory personnel of ALPS Advisors who currently manage the Fund to continue to provide these and other services to the Fund at the current levels; or (iii) the capabilities of each Portfolio Manager to continue to provide the same level of portfolio management and other services to the Fund. In addition, during these meetings, the representatives of ALPS Advisors and Sustainable indicated their belief that the Transaction would not adversely affect (i) the continued operation of the Fund or (ii) the capabilities of Sustainable to continue to provide the same level of portfolio management and other services to the Fund.

Approval of New Fund Management Agreement and New Portfolio Management Agreements

Information provided by DST and ALPS Advisors for the Board’s consideration included responses by DST and ALPS Advisors relating to the terms of the Transaction, the effect of the Transaction on the Fund, their service providers or fee structure, and any significant changes (actual or anticipated) to the composition of the Board, officers, operations of the Fund, ALPS Advisors management personnel, or the fee schedule under the Existing Agreements. In addition, information is regularly provided to the Board. Information furnished at Board meetings throughout the year included ALPS Advisors’ analysis of the Fund’s investment performance, presentations given by the Fund’s Portfolio Managers and various reports on compliance and other services provided by ALPS Advisors and its affiliates.

Semi-Annual Report (Unaudited) | June 30, 2018	31

Liberty All-Star® Growth Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Based on their evaluation of the Transaction and the information presented, the Board concluded that the terms of the New Fund Management Agreement and the New Portfolio Management Agreements were reasonable and fair and that the approval of the New Fund Management Agreement and the New Portfolio Management Agreements was in the best interest of the Fund and the shareholders. Accordingly, the Board voted to approve the New Fund Management Agreement and the New Portfolio Management Agreements for the Fund and recommended that shareholders approve the New Fund Management Agreement and the New Portfolio Management Agreements with the Fund. The Board did not identify any single factor or group of factors as being of paramount importance in reaching its conclusions and determinations with respect to the approval of the New Fund Management Agreement and the New Portfolio Management Agreements for the Fund. Although not meant to be all-inclusive, set forth below is a description of certain of the factors that were considered by the Board in deciding to approve the New Fund Management Agreement and the New Portfolio Management Agreements for the Fund. In determining whether to approve the New Fund Management Agreement and New Portfolio Management Agreements for the Fund, and whether to recommend approval to Shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

●	the terms of the New Fund Management Agreement, including the fees payable to ALPS Advisors by the Fund, are the same as the Existing Fund Management Agreement but for the new commencement dates;

●	the terms of the New Portfolio Management Agreements, including the fees payable by ALPS Advisors to the Portfolio Managers, are the same as the Existing Portfolio Management Agreements but for the new commencement dates;

●	assurances from ALPS Advisors and SS&C that the manner in which the Fund’s assets are managed will not change as a result of the Transaction, that the same people who currently manage the Fund’s assets are expected to continue to do so after the Closing, and that ALPS Advisors and SS&C will seek to ensure that there is no diminution in the nature, quality and extent of the services provided to the Fund by ALPS Advisors and the Portfolio Managers;

●	that on September 7, 2017 the Board, including a majority of the Independent Board Members, had previously considered the annual continuance of the Existing Fund Management Agreement for the Fund and the annual continuance of the Existing Portfolio Management Agreements for the Fund as described in the Fund’s annual report to shareholders for the period ended December 31, 2017 (except for the Existing Portfolio Management Agreement with Weatherbie Capital, LLC for the Fund, which was approved by the Board on March 23, 2017 as described in the Fund’s semi-annual report to shareholders for the period ended June 30, 2017) (collectively, the “Annual Approvals”) and had concluded that the terms of each agreement were reasonable and fair and that the entry into or renewal of each agreement was in the best interests of the Fund and its shareholders;

32	www.all-starfunds.com

Liberty All-Star® Growth Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

●	that in light of the foregoing considerations regarding the lack of change in terms of the agreements, including fees payable, and services to be provided, the information considered by the Board in connection with the Annual Approvals and the factors upon which the Board based its determinations in connection with the Annual Approvals, also continued to support approval of the New Fund Management Agreement and New Portfolio Management Agreements, which factors included:

○	Nature, Extent and Quality of the Services Provided, including the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by ALPS Advisors, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund;

○	Investment Performance, including the long-term and short-term investment performance of the Fund over multiple periods, which generally included annual total returns both on an absolute basis and relative to an appropriate benchmark and/or Lipper peer groups, considering performance based on both net asset value and market price;

○	Costs of the Services Provided to the Fund, including the fees paid by the Fund to ALPS Advisors and the fees paid by ALPS Advisors to the Portfolio Managers as well as information provided by ALPS Advisors about the management fees, overall expense ratio and expense reimbursement by ALPS Advisors for selected closed-end funds and multi-manager open-end equity funds;

○	Profitability and Costs of Services to ALPS Advisors, including the level of profits realized by ALPS Advisors in connection with the operation of the Fund, considering profitability information setting forth recent overall profitability of the Fund to ALPS Advisors, as well as overall profitability information relating to certain prior calendar years;

○	Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economics of Scale, including whether economies of scale are realized by ALPS Advisors as the Fund grows larger and the extent to which this is reflected in the level of management fees charged taking into consideration the fee breakpoint schedules under the agreements; and

○	Benefits to be Derived from the Relationship with the Fund, including the potential “fall-out’ benefits that ALPS Advisors or the Portfolio Managers might receive in connection with their association with the Fund;

●	the favorable history, reputation, qualification and background of SS&C;
●	ALPS Advisors’ and DST’s financial condition;
●	SS&C’s financial condition;
●	that while the operations of ALPS Advisors are expected to continue with minimal change following the Closing, ALPS Advisors expects to benefit indirectly from the financial strength and information technology infrastructure of the merged organization;
●	the potential adverse effects on the Fund, in the event the Transaction is completed and the New Fund Management Agreement and New Portfolio Management Agreements are not approved;
●	the fact that Shareholders of the Fund will not bear any costs in connection with the Transaction, inasmuch as DST and Sustainable have committed to pay the expenses of the Fund in connection with the Transaction, including all expenses in connection with the solicitation of proxies; and

Semi-Annual Report (Unaudited) | June 30, 2018	33

Liberty All-Star® Growth Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

●	that SS&C is aware of the terms of Section 15(f) of the 1940 Act, and that although the Transaction Agreement does not contain a specific covenant in that regard due to the small size of ALPS Advisors’ business relative to the Transaction, SS&C does not intend to impose, and has committed to the Board to use commercially reasonable efforts not to impose, any unfair burden on the Fund as a result of the Transaction.

As a result of its review of the Transaction and the New Fund Management Agreement and New Portfolio Management Agreements and its consideration of the foregoing factors, the Board, including the Independent Board Members, approved the New Fund Management Agreement and New Portfolio Management Agreements for the Fund and recommended such agreements to Shareholders for their approval.

Approval of New Sustainable Agreement

At its meeting on March 22, 2018, the Board, including all of the Independent Board Members, approved the New Sustainable Agreement. Before approving the New Sustainable Agreement, the Board Members considered management’s recommendations as to the approval of the New Sustainable Agreement. As part of the Board’s approval process, legal counsel to the Independent Board Members requested certain information from Sustainable, and the Directors received information from Sustainable and ALPS Advisors that addressed specific factors to be considered by the Board. The Board’s counsel also provided the Board Members with a memorandum regarding their responsibilities in connection with the approval of the New Agreement.

The Board did not consider any single factor or particular information most relevant to its consideration to approve the New Sustainable Agreement and each Director may have afforded different weight to the various factors. In voting to approve the New Sustainable Agreement, each Board considered the overall fairness of the New Sustainable Agreement and the factors it deemed relevant with respect to the Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Fund under the New Sustainable Agreement; (2) Sustainable’s investment performance; and, (3) the impact of the Sustainable transaction on the Sustainable organization and the Fund. The Board took into consideration information provided at prior Board meetings, as well as information provided at the March 22, 2018 Board meeting.

34	www.all-starfunds.com

Liberty All-Star® Growth Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Approval of Interim Fund Management Agreement and Interim Portfolio Management Agreements

At its March 22, 2018 meeting, the Board Members, including the Independent Board Members, approved the Interim Fund Management Agreement and Interim Portfolio Management Agreements and an interim portfolio management agreement related to the Sustainable Transaction. If necessary to assure continuity of fund management and portfolio management services, the Interim Fund Management Agreement and Interim Portfolio Management Agreements will take effect upon the Closing of the Transaction (or the closing of the Sustainable Transaction) if Shareholders have not yet approved the New Fund Management Agreement and New Portfolio Management Agreements or New Sustainable Agreement. The terms of the Interim Fund Management Agreement are substantially identical to the Existing Fund Management Agreement and New Fund Management Agreement and the terms of each Interim Portfolio Management Agreement are substantially identical to those of the corresponding Existing Portfolio Management Agreement and New Portfolio Management Agreement, respectively, in each case except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, determined that the scope and quality of services to be provided to the Fund under the Interim Fund Management Agreement and Interim Portfolio Management Agreements are at least equivalent to the scope and quality of services provided under the Existing Fund Management Agreement and Existing Portfolio Management Agreements.

Semi-Annual Report (Unaudited) | June 30, 2018	35

Liberty All-Star® Growth Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

36	www.all-starfunds.com

INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1100	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577
www.all-starfunds.com
DIRECTORS
John A. Benning*
INDEPENDENT REGISTERED	Thomas W. Brock*, Chairman
PUBLIC ACCOUNTING FIRM	Edmund J. Burke
Deloitte & Touche LLP	George R. Gaspari*
1601 Wewatta Street, Suite 400	Dr. John J. Neuhauser*
Denver, Colorado 80202	Richard C. Rantzow*
Maureen K. Usifer*

CUSTODIAN
State Street Bank & Trust Company	OFFICERS
One Lincoln Street	William R. Parmentier, Jr., President
Boston, Massachusetts 02111	Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
INVESTOR ASSISTANCE,	Sareena Khwaja-Dixon, Secretary
TRANSFER & DIVIDEND	Jennifer Craig, Assistant Secretary
DISBURSING AGENT & REGISTRAR	Erin D. Nelson, Chief Compliance Officer
Computershare Trust Company, N.A.
P.O. Box 505000	* Member of the Audit Committee
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000875 8/31/19

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1100
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

ASG
LISTED
NYSE

Item 2.  Code of Ethics.

Not applicable to this report.

Item 3.  Audit Committee Financial Expert.

Not Applicable to this report.

Item 4.  Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5.  Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6.  Schedule.

(a)     Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)     Not applicable to registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)    Not Applicable to semi-annual report.

(b)    Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2018, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)          The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 13.  Exhibits.

(a)(1)  Not applicable to this report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 attached hereto as Exhibit 99.302CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 attached hereto as Exhibit 99.906CERT.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	August 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier
William R. Parmentier, Jr.
President (Principal Executive Officer)

Date:	August 27, 2018

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	August 27, 2018